EXHIBIT 10.25

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO PURCHASE AGREEMENT (this “Amendment”) is entered into as of December 5, 2025 (the “Amendment No. 1 Effective Date”), by and among Carrington Holding Company, LLC, a Delaware limited liability company (“Original Buyer”), Tiptree Inc., a Maryland corporation (“Tiptree”), Reliance Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Tiptree (“Reliance Holdings,” and together with Tiptree, the “Sellers”), Reliance First Capital LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Reliance Holdings (the “Company”), and Carrington Mortgage Services, LLC, a Delaware limited liability company (“New Buyer”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Purchase Agreement (as defined hereafter).

RECITALS

WHEREAS, Original Buyer, the Sellers and the Company are parties to that certain Purchase Agreement dated as of October 31, 2025 (the “Purchase Agreement”);

WHEREAS, subject to the terms and conditions hereof, Original Buyer desires to assign to New Buyer all of its rights, title and interest in, and all obligations under, the Purchase Agreement, and New Buyer desires to assume and accept all of Original Buyer’s rights, title and interest in, and obligations under, the Purchase Agreement; and

WHEREAS, pursuant to Section 9.9 of the Purchase Agreement, Original Buyer, New Buyer, the Sellers and the Company desire to amend the Purchase Agreement as set forth herein (including, without limitation, to effectuate the Assignment and Assumption (as defined hereafter)).

AGREEMENT

NOW, THEREFORE, in consideration of the representations, warranties, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Assignment and Assumption. Subject to the terms and conditions hereof, Original Buyer hereby assign all of its rights, title and interest in, and all obligations under, the Purchase Agreement, to New Buyer, and New Buyer hereby accepts such assignment and assumes all of Original Buyer’s rights, title and interest in, and obligations under, the Purchase Agreement (the “Assignment and Assumption”). Whenever “Buyer” is referred to in the Purchase Agreement or in any Ancillary Agreement, it shall be deemed to be a reference to New Buyer (and not Original Buyer).
2.
Definitions.

(a) The definition of “Buyer Indemnitees” shall be amended and restated as follows:

““Buyer Indemnitees” means Carrington Holding Company, LLC, the Buyer, the Company and each of their respective Affiliates, directors, officers, employees, independent contractors, equity holders, successors and assigns.”

(b) The definition of “Estimated Balance Sheet” shall be amended and restated as follows:

““Estimated Balance Sheet” means the balance sheet of the Company as of the month-end prior to Closing calculated in accordance with the Accounting Principles, in form and substance consistent with the balance sheet of the Company as of September 30, 2025 previously provided to Carrington Holding Company, LLC, with such pro forma adjustments as necessary to give effect to all transactions, including assets sales, reasonably anticipated to be entered into by the Company after such month-end until the Closing Date.”

(c) The definition of “Licensing Change of Control Expenses” shall be amended and restated as follows:

““Licensing Change of Control Expenses” means all out-of-pocket fees, costs and expenses of Carrington Holding Company, LLC and/or the Buyer incurred in connection with the preparation and filing of the Required Approvals and Filings, as evidenced by invoice(s) from Mayer Brown LLP.”

3.
Mortgage Representations.

(a) For purposes of the definition of “Mortgage Loan Requirements” and Section 3.2(z)(i), each reference to “the Buyer” therein shall be amended to read “any buyer”.

(b) For purposes of Section 3.2(x), Section 3.2(y) and Section 3.2(z)(ii), each reference to “the Buyer” therein shall be amended to read “the applicable buyer”.

4.
Buyer Representations. The representations and warranties of Buyer set forth in Section 3.3(b) shall be deemed made as of the Amendment No. 1 Effective Date and as of the Closing Date.
5.
Notices. Section 9.7 shall be amended to update Sellers’ and Buyer’s notice information as follows:

“If to the Sellers:

Tiptree Inc.

660 Steamboat Road 2nd Floor,

Greenwich, Connecticut 06830

Attention: Siew Kwok

Email: skwok@tiptreeinc.com

Reliance Holdings LLC

660 Steamboat Road 2nd Floor,

Greenwich, Connecticut 06830

Attention: Siew Kwok

Email: skwok@tiptreeinc.com

If to the Buyer:

Carrington Mortgage Services, LLC

c/o Carrington Holding Company, LLC

1700 East Putnam Avenue, 5th Floor,

Old Greenwich, CT 06870

Attention: Andrew Taffet; Scott Siegler

Email: andrew.taffet@carringtoncap.com; scott.siegler@carringtoncap.com

With required copy to:

Sheppard, Mullin, Richter & Hampton LLP

350 South Grand Avenue, 40th Floor

Los Angeles CA, 90071-3460

Attention: David Sands; Peter Park

Email: dsands@sheppardmullin.com; ppark@sheppardmullin.com”

6.
Miscellaneous.
(a)
Effect of Amendment. Except as specifically provided for in this Amendment, the Purchase Agreement shall remain in full force and effect, and no changes, amendments or other modifications have been or are being made to the terms of the Purchase Agreement, which such terms are hereby ratified and confirmed and remain in full force and effect. If and to the extent there is an inconsistency between the terms of this Amendment and the terms of the Purchase Agreement, the terms of this Amendment will prevail. Whenever the Purchase Agreement is referred to in the Purchase Agreement or in any Ancillary Agreements (including the terms “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” and terms of similar import), such reference shall be deemed to be to the Purchase Agreement as amended by this Amendment. To the extent that any of the foregoing amendments would serve to cause changes in section numbering or section references in the Purchase Agreement that are not addressed in this Amendment, such numbering and references shall be deemed updated to reflect the correct section numbering or section references in all respects.
(b)
Counterparts. This Amendment may be executed in one or more counterparts (including by means of facsimile or portable document format), each of which shall be deemed an original but all of which together will constitute one and the same instrument.
(c)
Miscellaneous. Article IX of the Purchase Agreement is incorporated herein by reference, mutatis mutandis.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Purchase Agreement as of the date first written above.

ORIGINAL BUYER:

CARRINGTON HOLDING COMPANY, LLC

By: /s/ Andrew M. Taffet

Name: Andrew M. Taffet

Title: Chief Executive Officer

NEW BUYER:

CARRINGTON MORTGAGE SERVICES, LLC

By: /s/ Andrew M. Taffet

Name: Andrew M. Taffet

Title: Chief Investment Officer

Signature Page to Amendment No. 1 to Purchase Agreement

SELLERS:

TIPTREE INC.

By: /s/ Jonathan Ilany

Name: Jonathan Ilany

Title: Chief Executive Officer

RELIANCE HOLDINGS LLC

By: /s/ Jonathan Ilany

Name: Jonathan Ilany

Title: Chief Executive Officer

Signature Page to Amendment No. 1 to Purchase Agreement

COMPANY:

RELIANCE FIRST CAPITAL LLC

By: /s/ Hugh Miller

Name: Hugh Miller

Title: Chairman, President and Chief Executive Officer

Signature Page to Amendment No. 1 to Purchase Agreement